UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 7, 2023
Date of Report (date of earliest event reported)

HAGERTY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40244	86-1213144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Drivers Edge
Traverse City, Michigan 49684
(Address of principal executive offices and zip code)

(800) 922-4050
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HGTY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HGTY.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2023, the Board of Directors of Hagerty, Inc. (the “Company”) appointed Mr. Kevin Delaney, age 50, as the Company's Principal Accounting Officer.

Mr. Delaney joined the Company in January 2023 as Chief Accounting Officer and Corporate Controller. Prior to joining Hagerty, from 2019 to 2023, Mr. Delaney was the Senior Vice President, Finance and Controller of IMAX Corporation (NYSE: IMAX). From 2000 until 2019, Mr. Delaney served as the Corporate Controller and Chief Accounting Officer of Sotheby’s. Mr. Delaney started his career at Deloitte & Touche, and holds a Bachelor of Business Administration in Public Accounting from Pace University and is a Certified Public Accountant in the State of New York.

Mr. Delaney is employed with the Company on an at-will basis. In connection with his appointment, the Board approved the following compensation for Mr. Delaney:

•annual base salary of $370,000;
•eligibility to participate in the Company’s annual incentive plan prorated for his start date with a target award equal to 40% of base salary, with the actual payout ranging between 0% and 150% of the target award dependent on the performance of the Company;
•eligibility to participate in the Company’s Stock Incentive Plan (the “Plan”) at a target of 45% base salary; and
•a one-time sign-on restricted stock unit grant in the amount of $125,000 with a three-year vesting schedule subject to his continued employment with the Company.
The terms of the equity grants to Mr. Delaney will be subject to the terms of the Plan and related award agreements. Mr. Delaney will also receive medical and other benefits consistent with the Company’s standard policies.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr Delaney and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Additionally, there have been no transactions involving Mr. Delaney that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAGERTY, INC.

Date: March 13, 2023	/s/ Barbara E. Matthews
Barbara E. Matthews
SVP, General Counsel and Corporate Secretary